                                                  PROMISSORY NOTE

                                                 March ____, 2005

Jersey City, New Jersey                                                                  $820,000

         FOR VALUE RECEIVED, the undersigned,  AMERICANA PUBLISHING,  INC., a Colorado corporation (the "Company"), promises to pay MONTGOMERY  EQUITY  PARTNERS,  LTD. (the "Lender") at 101 Hudson Street,  Suite 3700,  Jersey City,
New Jersey 07302 or other  address as the Lender  shall  specify in writing,  the  principal  sum of Eight  Hundred
Twenty  Thousand  Dollars  ($820,000)  (the  "Principal  Amount")  and  interest  at the annual rate of twenty four percent (24%) on the unpaid balance pursuant to the following terms:

         Contemporaneously  with the execution  and delivery of this Note,  the Company and the Lender are entering into a Pledge and Escrow  Agreement (the "Pledge  Agreement") and a Security  Agreement (the "Security  Agreement")
(collectively,  this Note,  the Pledge  Agreement and the Security  Agreement are referred to as the  "Transaction
Documents").

1.       Funding By Lender.                 Subject to the  notification  and satisfaction of the conditions to the
Closings set forth herein,  the amount of Three Hundred Seventy Five Thousand  Dollars  ($375,000)  shall be funded by the Lender to the Company  within five (5) days of the date hereof (the "First  Closing") and Four Hundred Forty
Five Thousand  Dollars  ($445,000)  shall be funded two (2) business prior to the date the  registration  statement
(the  "Registration  Statement") is filed,  pursuant to the  Registration  Rights  Agreement of even date herewith, with the United  States  Securities  and  Exchange  Commission  (the "SEC") (the  "Second  Closing")  (individually referred to as a "Closing" and collectively  referred to as the "Closings"),  for a total principal amount of Eight
Hundred Twenty  Thousand  Dollars  ($820,000).  The Lender shall be entitled to a twenty (20) day grace period with respect to its  obligation to fund each  Closing.  The Company shall pay to Yorkville  Advisors  Management,  LLC a commitment  fee of ten percent  (10%) of the gross  proceeds of each  Closing as a commitment  fee,  which shall be paid and  deducted  from the gross  proceeds of each  Closing.  In  addition,  the Company  shall pay to  Yorkville
Advisors Management,  LLC a non-refundable  structuring fee of Ten Thousand Dollars ($10,000),  which shall be paid and deducted from the gross proceeds of the First  Closing.  The Company has  previously  paid  Yorkville  Advisors
Management,  LLC a  non-refundable  due  diligence  fee of  non-refundable  due  diligence fee of Two Thousand Five
Hundred Dollars ($2,500).

2.       Principal and Interest.    For value  received,  the  Company  hereby  promises to pay to the order of the
Lender in lawful money of the United  States of America and in  immediately  available  funds the  principal sum of
Eight Hundred Twenty Thousand  Dollars  ($820,000),  together with interest on the unpaid principal of this Note on or before the one (1) year month anniversary of the date hereof.

3.       Payments of Principal.     The first  payment of principal  shall be due and payable on September 1, 2005, and with  monthly  payments  being  due and  payable  on the  first  (1st)  trading  day of each  succeeding  month thereafter  until all  principal has been paid.  The amount of each payment of principal  shall be a minimum of One
Hundred Twenty Five Thousand Dollars ($125,000).  There shall no be prepayment fee or penalty.

4.       Payments of Interest.      Interest  shall  accrue  from the date each  Closing  is  funded.  Payments  of accrued and unpaid  interest  shall  commence on April 1, 2005 and shall continue on the first (1st) trading day of each  succeeding  month  thereafter.  Notwithstanding  the  foregoing,  the Company  shall pay two (2)  payments of interest directly from the gross proceeds of the each Closing.

5.       Warrants.         The  Company  shall  issue to the Lender a warrant to  purchase  Three  Hundred  Seventy
Thousand  (375,000) shares of the Company's Common Stock (the  "Warrant Shares") for a period of three (3) years at an exercise price of $0.001 per share.  The Warrant Shares shall have "piggy-back" and demand registration rights.

6.       Conditions to the Lender's Obligations to the First Closing.  The  obligation  of the Lender  hereunder to fund the First Closing is subject to the  satisfaction,  at or before the First  Closing,  of each of the following conditions,  provided  that these  conditions  are for the Lender's sole benefit and may be waived by the Lender at any time in its sole discretion:

(a)      The  Company  shall have  executed  this Note,  the  Security  Agreement  and the  Pledge  Agreement,  and
                  delivered the same to the Lender.

(b)      The  representations  and warranties set forth in Article 4 of the Security Agreement of the Company shall be true and  correct  in all  material  respects  as of the date  when  made and as of the  First
                  Closing  as  though  made at that  time and the  Company  shall  have  performed,  satisfied  and complied in all material  respects with the  covenants,  agreements  and  conditions  required by this Note or the Security  Agreement to be  performed,  satisfied or complied with by the Company at or prior to the First Closing.

(c)      The Company  shall have filed a form UCC-1 or such other forms as may be required to perfect the  Lender's interest in the Pledged  Property and Pledged  Collateral  as detailed in the Security  Agreement dated the date hereof and provided proof of such filing to the Lender.

(d)      The Lender shall have received an opinion of counsel in a form satisfactory to the Lender.

(e)      The Company shall have  provided to the Lender a certificate  of good standing form the Secretary of State of Colorado.

(f)      The Company shall have  obtained the approval of its board of directors and a majority of its  outstanding shares of capital stock (voting as separate  classes,  if required by applicable  law) to approve and ratify this transaction.

7.       Conditions to the Lender's Obligations to the Second Closing.          The   obligation   of  the   Lender
hereunder to fund the Second Closing is subject to the  satisfaction,  at or before the Second Closing,  of each of the following  conditions,  provided that these  conditions  are for the Lender's sole benefit and may be waived by the Lender at any time in its sole discretion:

(a)      The  representations  and warranties set forth in Article 4 of the Security Agreement of the Company shall be true and  correct  in all  material  respects  as of the date when  made and as of the  Second
                  Closing  as  though  made at that  time and the  Company  shall  have  performed,  satisfied  and complied in all material  respects with the  covenants,  agreements  and  conditions  required by this Note or the Security  Agreement to be  performed,  satisfied or complied with by the Company at or prior to the Second Closing.

(b)      The Company shall have  certified  that all  conditions to the Second Closing have been satisfied and that the Company will file the  Registration  Statement with the SEC in compliance  with the rules and regulations  promulgated  by the SEC for filing  thereof two (2)  business  days after the Second
                  Closing.  If requested by the Lender,  the Lender shall have received a certificate,  executed by the two officers of the Company,  dated as of the Second  Closing Date, to the foregoing  effect.
                  The Lender shall have no  obligation  to fund at the Second  Closing if the Company has filed the
                  Registration Statement.

(c)      The Company shall have filed its Form 10-KSB with the SEC.

(d)      The Company shall have obtained an executed Amendment No.2 to Note and Warrant Purchase Agreement.

(e)      No Events of Default shall have occurred under this Note or the Transaction Documents.

8.       Waiver and Consent.  To the fullest extent permitted by law and except as otherwise  provided herein,  the
Company waives demand,  presentment,  protest, notice of dishonor, suit against or joinder of any other person, and all other requirements necessary to charge or hold the Company liable with respect to this Note.

9.       Costs,  Indemnities and Expenses.  In the event of default as described herein,  the Company agrees to pay all  reasonable  fees and costs incurred by the Lender in collecting or securing or attempting to collect or secure this Note,  including  reasonable  attorneys' fees and expenses,  whether or not involving  litigation,  collecting upon any judgments  and/or  appellate or bankruptcy  proceedings.  The Company agrees to pay any documentary  stamp taxes,  intangible  taxes or other  taxes  which may now or  hereafter  apply to this Note or any  payment  made in respect of this Note,  and the  Company  agrees to  indemnify  and hold the Lender  harmless  from and  against any liability,  costs,  attorneys' fees,  penalties,  interest or expenses  relating to any such taxes, as and when the same may be incurred.

10.      Event of Default.  An "Event of Default"  shall be deemed to have occurred  upon the  occurrence of any of the  following:  (i) the Company should fail for any reason or for no reason to make any payment of the interest or principal pursuant to this Note within ten (10) days of the date due as prescribed  herein;  (ii) the Company shall fail to observe or perform  any other  covenant,  agreement  or  warranty  contained  in, or  otherwise  commit any material breach or default of any material  provision of this Note or any of the Transaction  Documents (as defined herein),  which is not cured within ten (10) days notice of the default;  (iii) the  Company or any  subsidiary  of the Company  shall  commence,  or there shall be  commenced  against the Company or any  subsidiary  of the Company under any applicable  bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto,  or the
Company or any subsidiary of the Company  commences any other  proceeding  under any  reorganization,  arrangement, adjustment of debt,  relief of debtors,  dissolution,  insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect  relating to the Company or any  subsidiary of the Company or there is commenced against the Company or any  subsidiary of the Company any such  bankruptcy,  insolvency or other  proceeding  which remains  undismissed  for a period of 61 days;  or the  Company or any  subsidiary  of the  Company is  adjudicated insolvent or bankrupt;  or any order of relief or other order approving any such case or proceeding is entered;  or the Company or any subsidiary of the Company suffers any  appointment of any custodian,  private or court appointed receiver or the like for it or any substantial  part of its property which  continues  undischarged or unstayed for a period of sixty one (61) days; or the Company or any  subsidiary of the Company  makes a general  assignment  for the benefit of  creditors;  or the Company or any  subsidiary of the Company shall fail to pay, or shall state that it is unable to pay,  or shall be unable to pay,  its debts  generally  as they  become  due; or the Company or any subsidiary  of the  Company  shall  call a  meeting  of its  creditors  with a view  to  arranging  a  composition, adjustment  or  restructuring  of its debts;  or the Company or any  subsidiary  of the Company shall by any act or failure to act expressly  indicate its consent to,  approval of or  acquiescence  in any of the  foregoing;  or any corporate  or other  action is taken by the Company or any  subsidiary  of the Company for the purpose of effecting any of the  foregoing;  (iv) the Common  Stock of the  Company  shall  cease to be quoted for trading or listed for trading on the National  Association of Securities Dealers Inc.'s Over the Counter Bulletin Board,  Nasdaq SmallCap
Market,  New York Stock  Exchange,  American  Stock  Exchange or the Nasdaq  National  Market (each, a "Subsequent
Market")  and shall  not  again be quoted or listed  for  trading  thereon  within  five (5)  Trading  Days of such delisting;  or (v) a  breach  by  the  Company  of its  obligations,  or an  event  of  default,  under  any of the
Transaction  Documents,  or any other agreements entered into between the Company and the Lender which is not cured by any applicable cure period set forth therein.
         Upon an Event  of  Default  (as  defined  above),  the  entire  principal  balance  and  accrued  interest outstanding  under this Note, and all other  obligations of the Company under this Note,  shall be immediately  due and payable  without any action on the part of the Lender,  interest shall accrue on the unpaid  principal  balance at twenty four percent  (24%) or the highest rate  permitted by applicable  law, if lower,  and the Lender shall be entitled to seek and institute any and all remedies available to it.

11.      Maximum  Interest Rate. In no event shall any agreed to or actual interest  charged,  reserved or taken by the  Lender as  consideration  for this Note  exceed the limits  imposed by New Jersey  law.  In the event that the interest  provisions of this Note shall result at any time or for any reason in an effective  rate of interest that exceeds the maximum  interest  rate  permitted by  applicable  law,  then without  further  agreement or notice the obligation  to be fulfilled  shall be  automatically  reduced to such limit and all sums  received by the Lender in excess of those lawfully  collectible as interest shall be applied  against the principal of this Note  immediately upon the  Lender's  receipt  thereof,  with the same  force and  effect  as though  the  Company  had  specifically designated  such  extra  sums to be so  applied  to  principal  and the  Lender  had  agreed to accept  such  extra payment(s) as a premium-free prepayment or prepayments.

12.      Secured  Nature of the Note.  This Note is  secured by the  Pledged  Property  as defined in the  Security
Agreement  between the Company and the Lender of even date  herewith.  In addition,  this Note is secured by shares of  Common  Stock of the  Company,  which are  owned by the  Pledgor(s)  (as such  term is  defined  in the  Pledge
Agreement),  as more fully  described  in the Pledge  Agreement  of even date  herewith  between the  Company,  the
Pledgor and the Lender.

13.      Issuance of Capital  Stock.  So long as any portion of this Note is  outstanding,  the Company  shall not, without the prior  written  consent of the  Lender,  (i) issue or sell shares of common  stock or  preferred  stock without  consideration  or for a  consideration  per share less than the bid price of the common  stock  determined immediately  prior to its issuance,  (ii) issue any warrant,  option,  right,  contract,  call,  or other  security instrument  granting  the  holder  thereof,  the right to  acquire  common  stock  without  consideration  or for a consideration  less than such common stock's bid price value determined  immediately prior to it's issuance,  (iii)
enter into any security  instrument  granting the holder a security  interest in any and all assets of the Company, or (iv) file any registration statement on Form S-8.

14.      Cancellation  of Note.  Upon the  repayment  by the  Company of all of its  obligations  hereunder  to the
Lender,  including,  without limitation,  the principal amount of this Note, plus accrued but unpaid interest,  the indebtedness  evidenced  hereby shall be deemed canceled and paid in full.  Except as otherwise  required by law or by the provisions of this Note,  payments  received by the Lender hereunder shall be applied first against expenses and indemnities,  next against  interest  accrued on this Note, and next in reduction of the outstanding  principal balance of this Note.

15.      Severability.  If any provision of this Note is, for any reason,  invalid or unenforceable,  the remaining provisions of this Note will  nevertheless be valid and  enforceable and will remain in full force and effect.  Any provision of this Note that is held invalid or  unenforceable by a court of competent  jurisdiction  will be deemed modified to the extent  necessary  to make it valid and  enforceable  and as so modified  will remain in full force and effect.

16.      Amendment  and Waiver.  This Note may be amended,  or any  provision of this Note may be waived,  provided that any such  amendment or waiver will be binding on a party hereto only if such  amendment or waiver is set forth in a writing  executed by the parties  hereto.  The waiver by any such party hereto of a breach of any provision of this Note shall not operate or be construed as a waiver of any other breach.

17.      Successors.  Except as  otherwise  provided  herein,  this Note shall bind and inure to the benefit of and be enforceable by the parties hereto and their permitted successors and assigns.

18.      Assignment.  This Note shall not be directly or  indirectly  assignable  or delegable by the Company.  The
Lender may assign this Note as long as such assignment complies with the Securities Act of 1933, as amended.

19.      No Strict  Construction.  The language  used in this Note will be deemed to be the language  chosen by the parties  hereto to express their mutual  intent,  and no rule of strict  construction  will be applied  against any party.

20.      Further  Assurances.  Each party  hereto will  execute all  documents  and take such other  actions as the other party may reasonably  request in order to consummate the  transactions  provided for herein and to accomplish the purposes of this Note.

21.      Notices,  Consents,  etc.  Any notices, consents, waivers or other communications required or permitted to be given under the terms  hereof must be in writing and will be deemed to have been  delivered:  (i) upon  receipt, when delivered  personally;  (ii) upon receipt,  when sent by facsimile  (provided  confirmation of transmission is mechanically  or  electronically  generated  and kept on file by the sending  party);  or (iii) one (1) trading day after deposit with a nationally  recognized  overnight  delivery  service,  in each case properly  addressed to the party to receive the same.  The addresses and facsimile numbers for such communications shall be:

If to Company:                                          Americana Publishing, Inc.
                                                        303 San Mateo NE - Suite 104A
                                                        Albuquerque, NM 87108
                                                        Attention:        George Lovato, Jr.
                                                        Telephone:        (505) 265-6121
                                                        Facsimile:        (505) 265-0632

With a copy to:                                         Kirkpatrick & Lockhart LLP
                                                        201 South Biscayne Boulevard - Suite 2000
                                                        Miami, FL  33131-2399
                                                        Attention:        Clayton E. Parker, Esq.
                                                        Telephone:        (305) 539-3300
                                                        Facsimile:        (305) 358-7095

If to the Lender:                                       Montgomery Equity Partners, Ltd.
                                                        101 Hudson Street, Suite 3700
                                                        Jersey City, NJ 07302
                                                        Attention:     Mark A. Angelo
                                                        Telephone:   (201) 985-8300
                                                        Facsimile:    (201) 985-8266

With a copy to:                                         Montgomery Equity Partners, Ltd.
                                                        101 Hudson Street, Suite 3700
                                                        Jersey City, NJ 07302
                                                        Attention:     Troy Rillo, Esq.
                                                        Telephone:   (201) 985-8300
                                                        Facsimile:    (201) 985-8266

or at such other  address  and/or  facsimile  number  and/or to the attention of such other person as the recipient party has specified by written  notice given to each other party three (3) trading days prior to the  effectiveness of such change.  Written  confirmation  of receipt (A) given by the  recipient of such notice,  consent,  waiver or other  communication,  (B) mechanically or electronically  generated by the sender's  facsimile machine  containing the time, date,  recipient  facsimile number and an image of the first page of such transmission or (C) provided by a nationally  recognized overnight delivery service,  shall be rebuttable evidence of personal service,  receipt by facsimile or receipt from a nationally  recognized  overnight  delivery service in accordance with clause (i), (ii)
or (iii) above, respectively.

22.      Remedies,  Other  Obligations,  Breaches and Injunctive  Relief.  The Lender's  remedies  provided in this
Note shall be cumulative and in addition to all other  remedies  available to the Lender under this Note, at law or in equity  (including a decree of specific  performance  and/or other injunctive  relief),  no remedy of the Lender contained  herein  shall be deemed a waiver of  compliance  with the  provisions  giving  rise to such  remedy  and nothing  herein shall limit the Lender's  right to pursue  actual  damages for any failure by the Company to comply with the terms of this Note.  No remedy  conferred  under this Note upon the Lender is intended to be  exclusive of any other remedy  available to the Lender,  pursuant to the terms of this Note or  otherwise.  No single or partial exercise  by the  Lender of any right,  power or remedy  hereunder  shall  preclude  any other or further  exercise thereof.  The  failure of the Lender to  exercise  any right or remedy  under this Note or  otherwise,  or delay in exercising  such  right or remedy,  shall not  operate as a waiver  thereof.  Every  right and remedy of the Lender under any document  executed in connection  with this  transaction  may be exercised from time to time and as often as may be  deemed  expedient  by the  Lender.  The  Company  acknowledges  that a breach  by it of its  obligations hereunder  will  cause  irreparable  harm to the  Lender  and that the  remedy  at law for any such  breach  may be inadequate.  The Company  therefore agrees that, in the event of any such breach or threatened  breach,  the Lender shall be entitled,  in addition to all other  available  remedies,  to an injunction  restraining  any breach,  and specific  performance  without the necessity of showing  economic loss and without any bond or other security being required.

23.      Governing  Law;  Jurisdiction.  All questions  concerning  the  construction,  validity,  enforcement  and interpretation  of this  Agreement  shall be governed  by the  internal  laws of the State of New  Jersey,  without giving  effect to any choice of law or conflict  of law  provision  or rule  (whether of the State of New Jersey or any other  jurisdictions)  that would cause the application of the laws of any  jurisdictions  other than the State of New Jersey.  Each party hereby  irrevocably  submits to the exclusive  jurisdiction of the Superior Court of the
State of New Jersey  sitting in Hudson  County,  New Jersey and the United States  Federal  District  Court for the
District  of New Jersey  sitting in Newark,  New  Jersey,  for the  adjudication  of any  dispute  hereunder  or in connection  herewith or therewith,  or with any transaction  contemplated  hereby or discussed  herein,  and hereby irrevocably  waives,  and  agrees  not to assert  in any  suit,  action  or  proceeding,  any claim  that it is not personally  subject to the  jurisdiction of any such court,  that such suit,  action or proceeding is brought in an inconvenient  forum  or that  the  venue of such  suit,  action  or  proceeding  is  improper.  Each  party  hereby irrevocably  waives  personal  service of process and consents to process being served in any such suit,  action or proceeding  by mailing a copy thereof to such party at the address for such notices to it under this  Agreement and agrees that such service  shall  constitute  good and  sufficient  service of process and notice  thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

24.      No  Inconsistent  Agreements.  None of the parties hereto will hereafter  enter into any agreement,  which is inconsistent with the rights granted to the parties in this Note.

25.      Third  Parties.  Nothing  herein  expressed or implied is intended or shall be construed to confer upon or give to any person or entity,  other than the parties to this Note and their  respective  permitted  successor  and assigns, any rights or remedies under or by reason of this Note.

26.      Waiver  of Jury  Trial.  AS A  MATERIAL  INDUCEMENT  FOR THE  LENDER  TO LOAN TO THE  COMPANY  THE  MONIES
HEREUNDER,  THE  COMPANY  HEREBY  WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL  PROCEEDING  RELATED IN ANY WAY TO
THIS AGREEMENT AND/OR ANY AND ALL OF THE OTHER DOCUMENTS ASSOCIATED WITH THIS TRANSACTION.

27.      Entire  Agreement.  This  Note (including any recitals  hereto) set forth the entire  understanding of the parties with respect to the subject  matter hereof,  and shall not be modified or affected by any offer,  proposal, statement or  representation,  oral or written,  made by or for any party in connection with the negotiation of the terms hereof, and may be modified only by instruments signed by all of the parties hereto.

                                    [REMAINDER OF PAGE INTENTIONALY LEFT BLANK]

IN WITNESS WHEREOF, this Promissory Note is executed by the undersigned as of the date hereof.

                                                        MONTGOMERY  EQUITY PARTNERS, LTD.

                                                        By: Yorkville Advisors, LLC
                                                        Its: General Partner

                                                        By: ______________________________
                                                        Name:  Mark Angelo
                                                        Its:        Portfolio Manager

                                                        AMERICANA PUBLISHING, INC.

                                                        By: _____________________________
                                                        Name:  George Lovato, Jr.
                                                        Title:    CEO